UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 25, 2026

(Date of earliest event reported)

DEERE & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $1 par value	DE	New York Stock Exchange
6.55% Debentures Due 2028	DE28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

Deere & Company (the “Company”) held its annual meeting of shareholders on February 25, 2026 (the “Annual Meeting”). The voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

1.	Election of Directors

All director nominees were elected for terms expiring at the 2027 annual meeting of shareholders with the following votes:

	Shares Voted For	Shares Voted Against	Abstain	Broker Non-Votes
Leanne G. Caret	204,025,619	2,660,637	494,309	30,832,733
Tamra A. Erwin	190,502,787	16,285,429	392,349	30,832,733
R. Preston Feight	202,870,437	3,916,100	394,028	30,832,733
Alan C. Heuberger	205,689,006	979,681	511,878	30,832,733
L. Neil Hunn	201,240,226	5,137,013	803,326	30,832,733
John C. May	199,327,228	6,534,554	1,318,783	30,832,733
Gregory R. Page	200,568,626	6,080,027	531,912	30,832,733
Brian Sikes	204,284,450	2,505,977	390,138	30,832,733
Dmitri L. Stockton	204,870,560	1,787,625	522,380	30,832,733
Sheila G. Talton	202,499,689	4,158,903	521,973	30,832,733

2.	Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
190,345,717	16,140,154	694,694	30,832,733

3.	Ratification of Independent Registered Public Accounting Firm

Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the 2026 fiscal year with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain
225,438,196	12,070,053	505,049

4.	Shareholder Proposal Regarding a Report on the Return on Investment of Emission Reduction Goals

A shareholder proposal regarding a report on the return on investment of emission reduction goals was not approved, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
2,065,023	202,929,899	2,185,643	30,832,733

5.	Shareholder Proposal Regarding Shareholder Right to Act by Written Consent

A shareholder proposal regarding shareholder right to act by written consent was not approved, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
79,390,748	126,866,664	923,153	30,832,733

6.	Shareholder Proposal Regarding a Report on Faith-Based Business Resource Groups

A shareholder proposal regarding a report on faith-based business resource groups was not approved, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
1,313,347	203,198,068	2,669,150	30,832,733

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERE & COMPANY

	By:	/s/ Kellye L. Walker
Kellye L. Walker
Corporate Secretary

Dated: February 27, 2026

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